Leases	9 Months Ended
Sep. 30, 2025
Leases [Abstract]
Leases
12. Leases
In May 2025, the Company entered into a noncancelable operating sublease agreement with Nano Dimension USA Inc. (“Sublandlord”) whereby the Company sublets approximately 25,000 square feet of office space located in Waltham, Massachusetts (“Waltham Sublease”). The sublease commencement date is June 1, 2025, with an initial term of 45 months. Lease liabilities are based on the net present value of the remaining lease payments over the remaining lease term. In determining the present value of lease payments, the Company used its incremental borrowing rate when measuring operating lease liabilities as discount rates were not implicit or readily determinable.
As of September 30, 2025, the Company had $1.6 million of operating lease ROU assets, short term lease liabilities of $0.4 million and long term lease liability of $1.3 million on its condensed consolidated balance sheets. As of September 30, 2025, the operating lease arrangement had a remaining lease term of 3.4 years and a discount rate of 10.6%.
As of September 30, 2025, the total remaining operating lease payments included in the measurement of lease liabilities was as follows (in thousands):

Period ended December 31
2025 (remaining 3 months)	$142
2026	584
2027	608
2028	633
2029	107
Total undiscounted lease payments	2,074
Less: imputed interest	(333)
Total present value of operating lease liability	$1,741